AlphaCentric Income Opportunities Fund

CLASS A: IOFAX CLASS C: IOFCX CLASS I: IOFIX

AlphaCentric Life Sciences and Healthcare Fund

(formerly, the “AlphaCentric LifeSci Healthcare Fund”)

CLASS A: LYFAX CLASS C: LYFCX CLASS I: LYFIX

AlphaCentric Premium Opportunity Fund

CLASS A: HMXAX CLASS C: HMXCX CLASS I: HMXIX

AlphaCentric Robotics and Automation Fund

CLASS A: GNXAX CLASS C: GNXCX CLASS I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SymaX Class C: SymcX Class I: SymiX

AlphaCentric Real Income Fund

(formerly, the “AlphaCentric Strategic Income Fund”)

Class A: SiiaX Class C: SiicX Class I: SiiiX

(each, a “Fund” and, collectively, the “Funds”)

January 27, 2026

The information in this Supplement amends certain information contained in the currently effective Prospectus for each Fund dated on or before the date of this Supplement and should be read in conjunction with such Prospectus.

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The following information replaces the Robert W. Baird & Co. disclosure under the section of the Funds’ Prospectus entitled “APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS”:

Robert W. Baird & Co. (“Baird”)

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•	Shares purchased within 90 days following a redemption from an AlphaCentric Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AlphaCentric Funds assets held by accounts within the purchaser’s household at Baird. Eligible AlphaCentric Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of AlphaCentric Funds through Baird, over a 13-month period of time

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You should read this Supplement in conjunction with the Prospectus, the Summary Prospectus for your Fund, and the Statement of Additional Information for the Funds, each dated August 1, 2025, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to AlphaCentric Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.